SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                               AMENDMENT NUMBER 1


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)             N/A
                                                -------------------------------

                              Heilig-Meyers Company
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Virginia                      1-8484                  54-0558861
(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)               file number)           Identification No.)


12560 West Creek Parkway, Richmond, Virginia            23238
--------------------------------------------------------------------------------
  (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code       (804) 784-7300
                                                   ----------------------------


                                      N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         This Amendment to Form 8-K filed on December 17, 1998 refiles Exhibit 99 to include the balance sheet information inadvertently omitted from Exhibit 99.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  The following exhibit is filed as a part of this report:

         Exhibit 99 - Press Release dated December 16, 1998.

                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               HEILIG-MEYERS COMPANY


Date: December 21, 1998                        By: /s/ Roy B. Goodman
                                                   -----------------------------
                                                   Roy B. Goodman
                                                   Executive Vice President,
                                                   Principal Financial Officer

                                  Exhibit Index

Exhibit
No.               Description
-------           -----------

99                Press Release dated December 16, 1998